Exhibit 99.2
Q3 2006 Earnings Teleconference November 8, 2006

2 Forward Looking Statements _ Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Universal Hospital Services, Inc. believes statements in this presentation looking forward in time involve risks and uncertainties. The following factors, among others, could adversely affect our business, operations and financial condition causing our actual results to differ materially from those expressed in any forward-looking statements: our history of net losses and substantial interest expense; our need for substantial cash to operate and expand our business as planned; our substantial outstanding debt and debt service obligations; restrictions imposed by the terms of our debt; a decrease in the number of patients our customers are serving; our ability to effect change in the manner in which healthcare providers traditionally procure medical equipment; the absence of long-term commitments with customers; our ability to renew contracts with group purchasing organizations and integrated delivery networks; changes in reimbursement rates and policies by third-party payors; the impact of health care reform initiatives; the impact of significant regulation of the health care industry and the need to comply with those regulations; difficulties or delays in our continued expansion into certain of our businesses/geographic markets and developments of new businesses/geographic markets; and additional credit risks in increasing business with home care providers and nursing homes, impacts of equipment product recalls or obsolescence; increases in vendor costs that cannot be passed through to our customers; and other Risk Factors as detailed in our annual report on Form 10K for the year ended December 31, 2005, filed with the Securities and Exchange Commission. _ This presentation contains non-GAAP measures as defined by SEC rules. Reconciliations of these measures to the most directly comparable GAAP measures are contained in the appendix.

3 Financial Results ($ millions) _ Revenues _ Adjusted EBITDA Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flow from Operations 2005 2006 % Chg 2005 2006 % Chg 53.4 54.6 2% 162.0 167.7 4% 18.2 18.9 4% 55.1 61.3 11% 3rd Qtr YTD Our 2006 performance is very solid, particularly in light of continued headwinds in the hospital industry.

4 2006 Market Headwinds Gasoline Costs Weak Flu Season General Uncertainty Weak Census Equipment Recalls Hospital Equipment Purchases

5 Positive Trends: Lifecycle Adoption Operational Efficiencies Sole-source GPO Agreement Resident Program Traction Dual Source GPO Agreement

6 _ General confirmation of management’s view of strategic opportunities, provided clearer market / consumer perspectives: _ Significant additional opportunities to grow traditional rental business; particularly as demographics return census to 3-5% historical growth rates _ Strongest opportunity is in AMPP program _ Significant market potential _ Early mover advantage _ Infrastructure advantage _ Will require continued evolution of the Sales Force _ Opportunity in other areas currently not engaged by UHS _ Domestic opportunities clearly outweigh international opportunities Results of our Strategic Review Completed in Q3

7 _ Implementation / Penetration of New Accounts _ Broadlane _ HPG _ Other national account opportunities _ Continued Drive for More Resident-Based Programs _ Continued Focus on Improving UHS’ Operating Leverage and Efficiencies _ Further development of our Sales Force _ Continue Disciplined Approach to Acquisitions Focus for 2007

8 Financial Review

9 -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 4Q-03 1Q-04 2Q-04 3Q-04 4Q-04 1Q-05 2Q-05 3Q-05 4Q-05 1Q-06 2Q-06 3Q-06 Weak Market Fundamentals Continued into Q3-2006 Hospital Admissions* UHS Outsourcing Revenues Year-over-Year % Change * Source: Credit Suisse report dated 3/16/06 through 3Q-05; and UHS internal estimates thereafter Comparing to strong Flu Quarters in 2005. Source: www.cdc.gov/flu/weekly/fluactivity.htm 2006 has been below average and particularly weak in 3rd Qtr. 2005 had an above-average and late season lasting through April.

10 Market Headwinds - continued: Owned Equipment Supplemental Rental Weak Census likely has a multiplier impact on Supplemental Rental We’ve adapted to the weak Census, and are poised for upside when Census returns Winter Fall Summer Spring Hospital’s Moveable Medical Equipment Needs

11 2005 2006 % Chg 2005 2006 % Chg Revenues $40.7 $42.4 4% $125.6 $131.1 4% MME Depreciation $9.6 $9.5 -2% $28.1 $27.7 -1% Gross Margin $17.7 $18.1 2% $57.7 $60.7 5% Gross Margin % 43% 43% 46% 46% 3rd Quarter YTD September $ millions Medical Equipment Outsourcing Trend Analysis _ Benefits from operating efficiencies, competitive takeaways, and increased AMPP results have offset the weaker flu season, weak census and higher hospital equipment purchasing during 2006 Rental of UHS-owned equipment Supplemental (short-term) Long Term Bariatrics: suite of specialty equipment for treatment of obesity AMPP Resident Programs (Asset Management Partnership Program) On-site management to drive better equipment utilization (UHS people, technology & processes)

12 2005 2006 % Chg 2005 2006 % Chg Revenues $7.5 $7.5 -1% $22.4 $23.1 3% Gross Margin $1.9 $2.2 19% $5.6 $7.2 29% Gross Margin % 25% 30% 25% 31% 3rd Quarter YTD September $ millions Technical & Professional Services Trend Analysis: _ Benefits from operating efficiencies and resident programs have offset generally soft revenues caused by weak census and sales force attention on converting outsourcing customers Technical Services: Maintain & Repair Customer-owned Equipment: Non-resident, response-based / scheduled Biomedical Services Resident-Based Programs: CHAMP®: small hospitals in rural areas TEAM: larger hospitals in urban areas Manufacturer Services Professional Services: Technology baseline assessments Vendor neutral Capital Planning Services Product comparison research and reports Equipment product of choice Equipment utilization studies

13 2005 2006 % Chg 2005 2006 % Chg Revenues $5.1 $4.7 -6% $14.0 $13.5 -4% Gross Margin $1.1 $1.0 -3% $2.9 $3.3 16% Gross Margin % 21% 22% 21% 25% 3rd Quarter YTD September $ millions Medical Equipment Sales and Remarketing Asset recovery and equipment brokerage New equipment sales Logistics Management Disposable Sales Trend Analysis: _ Gross Margin % increased in 2006 due to the composition mix of activity, whereby generally smaller to moderate-sized transactions with better margins dominated the results _ Gross Margin % and overall results in this segment will fluctuate based on equipment availability, transaction size, and the transactional nature of the business

14 Selected Income Statement Data ($ millions) 2005 2006 % Chg 2005 2006 % Chg Consolidated Revenues 53.4 $ 54.6 $ 2% 162.0 167.7 4% Gross Margin 20.6 21.3 3% 66.2 71.2 8% % of Revenues 39% 39% 41% 43% SG&A 13.8 $ 15.6 $ 14% 44.0 46.0 5% % of Revenues 26% 29% 27% 27% Interest Expense 7.7 7.8 1% 23.1 23.5 2% EBITDA 18.0 17.8 54.5 58.9 Mgmt & Board Fees 0.2 0.7 0.6 1.2 Stock Option Expense - 0.4 - 1.2 Adjusted EBITDA 18.2 18.9 4% 55.1 61.3 11% % of Revenues 34% 35% 34% 37% 3rd Quarter YTD September Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flow from Operations Q3 SG&A costs include noncash charges related to stock option costs and an IT system impairment, plus the strategic review, all aggregating $1.7 Operating efficiencies have produced positive operating leverage in 2006 Increase related to strategic review in Q3

15 Liquidity Overview - 9 Months Ended Sept 2006 ($ millions) $ Borrowing Base at 9/30/2006 (net of L/Cs outstanding) $111 Available Liquidity $83 12/31/05 Revolver Balance $ 38 9/30/06 Net Revolver Balance $28 Other $2 (a) (a) “Other” comprises Financing Cash Flows which are primarily reduction in checks outstanding and capital lease payments (b) 10.125% Note Interest is paid semi-annually; ~ $13.2 each May 1 and Nov 1, thus we accrued ~ $11 at 9/30/06. (c) Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flow from Operations. Investing Cash Flows $32 10.125% Note Interest Accrual ~ $11 (b) Cash Flow from Operations $ 44 Leverage Calculation - 9/30/06 Total Debt at 9/30/06 $291.4 LTM Adj. EBITDA $ 81.1 (c) Total Debt / Adj. EBITDA 3.6x

2006 Estimated Guidance ($ millions)

	2006 E	Key Drivers
EBITDA + Mgmt & Board Fees + Stock-based Comp (FAS 123R) = Adjusted EBITDA	 1.5 (a) 1.6 $79 - $81	(a) Increased by $0.6 in 2006 for the strategic review Hospital census and equipment purchasing activity, resident program signings, penetration of new national accounts, Baxter recall, competitive setting.
Net Accrual Capex	Upper $40's Increased from Mid-$40's in Q2 due to the signing of GPO contracts	AMPP signings and large national account penetrations are the "wild cards"
Total Debt / Adjusted EBITDA	Upper 3's	Intra-year variability due to timing of semiannual bond interest payments (~$13 in May and ~ $13 in November) Excludes impact of any acquisitions in 2006

Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flow from Operations; and reconciliation of Net Accrual Capex

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17 Appendix

18 EBITDA Reconciliation ($ millions) EBITDA is not intended to represent an alternative to operating income or cash flows from operating, financing or investing activities (as determined in accordance with generally accepted accounting principles (GAAP)) as a measure of performance, and is not representative of funds available for discretionary use due to the Company’s financing obligations. EBITDA, as defined by the Company, may not be calculated consistently among other companies applying similar reporting measures. EBITDA is included because it is a widely accepted financial indicator used by certain investors and financial analysts to assess and compare companies and is an integral part of the Company’s debt covenant calculations, and Adjusted EBITDA (EBITDA before management/board fees, financing and reorganization costs, and stock-based compensation costs) is included because the company’s financial guidance and certain compensation plans are based upon this measure. Management believes that EBITDA provides an important perspective on the Company’s ability to service its long-term obligations, the Company’s ability to fund continuing growth, and the Company’s ability to continue as a going concern. A reconciliation of net cash provided by operating activities to EBITDA and Adjusted EBITDA is included below. 2005 2006 2005 2006 Net cash provided by operating activities 13.8 $ 18.8 $ 34.6 $ 43.6 $ Changes in operating assets and liabilities (2.9) (8.0) (1.9) (5.7) Other non-cash expenses (0.8) (0.9) (1.9) (3.0) Income tax expense 0.2 0.1 0.6 0.5 Interest expense 7.7 7.8 23.1 23.5 EBITDA 18.0 17.8 54.5 58.9 Management and board fees 0.2 0.7 0.6 1.2 Stock-based compensation - 0.4 - 1.2 Adjusted EBITDA 18.2 $ 18.9 $ 55.1 $ 61.3 $ 3rd Quarter YTD September

EBITDA Reconciliation 2000 – 2006 ($ millions)

EBITDA	2000	2001	2002	2003	2004	2005	LTM 9/30/06	
Net cash provided by operating activities	$ 28.2	$ 31.7	$ 40.2	$ 16.0	$ 38.0	$ 44.0	$ 52.9	(a)
Changes in operating assets and liabilities	(3.5)	0.4	4.1	7.9	2.2	2.3	(1.5)	
Other non-cash expenses	(2.3)	(3.7)	(11.7)	(7.9)	(3.4)	(3.3)	(4.3)	
Income tax expense	0.1	0.1	0.1	0.3	1.2	0.8	0.7	
Interest expense	20.7	19.6	18.1	20.2	30.5	31.1	31.5	
EBITDA	$ 43.2	$ 48.1	$ 50.8	$ 36.5	$ 68.5	$ 75.0	$ 79.4	
Running 12 month lease adjustment							$ (0.9)	(a)
Financing and reorg charges	$ -	$ 2.8	$ 10.1	$ 27.7	$ -	$ -	$ -	
Management and board fees	$ 0.3	$ 0.4	$ 0.3	$ 0.3	$ 0.7	$ 0.8	$ 1.4	
Stock-based compensation	$ -	$ -	$ -	$ -	$ -	$ -	$ 1.2	
Adjusted EBITDA	$ 43.5	$ 51.3	$ 61.2	$ 64.5	$ 69.2	$ 75.8	$ 81.1	
Financing and Reorganization Charges								
Recapitalization, stock compensation, and severance expenses	$ -	$ 1.6	$ 10.1	$ 14.4	$ -	$ -	$ -	
Terminated IPO expenses	$ -	$ 1.2	$ -	$ -	$ -	$ -	$ -	
Loss on early retirement of debt	$ -	$ -	$ -	$ 13.3	$ -	$ -	$ -	
Subtotal	$ -	$ 2.8	$ 10.1	$ 27.7	$ -	$ -	$ -	

(a) Q4-2005 results include full year effect of vehicle lease capitalization program of ~ $1.2. Given that the full amount of such entry was made in Q4-2005, our reported LTM 9/30/06 Adjusted EBITDA must deduct the amount attributable to the 9 months ended 9/30/05 of $0.9.

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20 Depreciation and Amortization Reconciliation ($ millions) LTM September 2005 2006 2005 2006 2006 Movable Medical Equipment Depreciation 9.6 $ 9.5 $ 28.1 $ 27.7 $ 37.6 $ Other Gross Margin Depreciation 0.5 0.6 1.0 1.7 2.7 Total Gross Margin Depreciation 10.1 10.1 29.1 29.4 40.3 Selling, General, and Admin Depreciation 0.6 1.5 (a) 1.9 2.9 (a) 3.8 (a) Amortization of intangibles 0.4 0.4 1.3 1.4 1.8 Total Depreciation and Amortization 11.1 $ 12.0 $ 32.3 $ 33.7 $ 45.9 $ Debt Placement Cost Amortization 0.4 $ 0.4 $ 1.3 $ 1.3 $ 1.7 $ (Expensed to Interest) 3rd Quarter YTD September (a) Includes $0.8 impairment of IT system

21 Accrual Capex Reconciliation ($ millions) 2000 2001 2002 2003 2004 2005 YTD SEPT 2006 LTM SEPT 2006 Cash used in Investing Activities 31.5 41.5 39.0 36.8 65.2 40.6 32.0 44.8 Less: Acquisitions - (7.8) - (1.9) (15.1) (1.1) - (1.1) Less: Other 0.1 (0.3) (0.2) (0.2) - - - - Less: MME in A/P prior year (3.0) (3.0) (5.9) (6.0) (10.5) (3.8) (5.8) (4.4) Add: MME in A/P current year 3.0 5.9 6.0 10.5 3.8 5.8 5.9 5.9 Accrual Capex 31.6 36.4 38.8 39.2 43.4 41.5 32.1 45.2 Acquisitions - 7.8 - 1.9 15.1 1.1 - 1.1